Filed pursuant to Rule 497(k) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated August 7, 2020, to the Polen International Small Company Growth Fund’s (the “Fund”) Prospectus and Summary Prospectus dated September 1, 2019, as may be amended or supplemented from time to time.

The information in this Supplement updates and amends certain information contained in the Prospectus and Summary Prospectus for the Fund and should be read in conjunction with such documents.

At the recommendation of Polen Capital Management, LLC, the investment adviser to the Fund, the Board of Trustees of the Trust has determined to eliminate the Fund’s redemption fee, effective September 1, 2020. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. If you purchase shares of the Fund prior to September 1, 2020 and redeem Fund shares within 60 days of their acquisition, you may be charged a redemption fee. Fund shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE